UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2015

Annual Report
to Shareholders

Deutsche Core Equity Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

16 Investment Portfolio

22 Statement of Assets and Liabilities

24 Statement of Operations

25 Statement of Changes in Net Assets

26 Financial Highlights

33 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Information About Your Fund's Expenses

46 Tax Information

47 Advisory Agreement Board Considerations and Fee Evaluation

52 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

Perhaps the most persistent question is when the Federal Reserve Board will start raising short-term interest rates. Monetary tightening has been widely expected for months, but the timing remains unclear. Whether increases begin in late 2015 or at some point in 2016, analysts agree that the process is likely to be "low and slow." So, while yields on core government bonds are likely to pick up, we don’t expect it will be by very much.

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 15 for more complete performance information.

Investment Process

In choosing stocks, portfolio management combines quantitative screens with fundamental research. Portfolio management begins by utilizing proprietary quantitative models to rank securities within specific industry groups based on a number of factors, including valuation, momentum, sales growth and profitability. Portfolio management then applies a range of fundamental factors, including macroeconomic views and economic outlook, secular themes and company fundamentals, to construct the portfolio. The fundamental factors considered and quantitative models used by portfolio management may change over time. Portfolio management will normally sell a stock when it believes the price is unlikely to go higher, the company’s fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given industry.

Deutsche Core Equity Fund produced a total return of 1.67% during the past 12 months ended September 30, 2015, outperforming the –0.61% return of the benchmark, the Russell 1000® Index, as well as the –2.48% average return of the funds in its Morningstar peer group, Large Blend Funds. The fund also has outpaced the benchmark in the three- and five-year periods ended September 30, 2015, and it has outperformed its peer group in the three-, five- and 10-year periods ended on the same date.

The U.S. stock market finished the fund’s 12-month reporting period slightly in the red, which belies the fact that the investment environment was in fact quite positive for the majority of the year. Through the end of June, U.S. equities trended generally higher behind a favorable combination of improving economic growth, accommodative U.S. Federal Reserve Board (the Fed) policy and increasing merger and acquisition activity. In fact, the U.S. market stood at a record high as late as May 21, 2015. From that point, however, the environment grew steadily more challenging for equities. Stocks initially slid due to concerns about renewed oil price weakness and speculation that the Fed would raise interest rates before year-end. The sell-off then accelerated in August after China’s decision to devalue its currency drew renewed attention to the country’s economic slowdown. Investors, fearing that slowing growth in China could set the stage for weaker economic conditions worldwide, became increasingly risk-averse. This shift was reflected in the decline of 6.83% in the Russell 1000 Index during the final three months of the reporting period — a downturn that brought the index into negative territory for the full year.

Fund Performance

We believe this fund’s healthy relative performance in this challenging environment helps illustrate the potential benefits of our approach. We continued to focus on generating longer-term outperformance through the quality of our individual stock selection, rather than trying to boost short-term returns by taking undue risk. Our emphasis on stocks with reliable earnings led us to tilt the portfolio toward companies with exposure to the domestic economy over those reliant on overseas growth trends and/or the direction of commodity prices. This approach proved helpful during the course of the year and was a key factor in our outperformance.

As is typically the case given our bottom-up approach, individual stock selection was the primary factor in our outperformance of the past 12 months. We delivered the best results in the information technology, health care, consumer discretionary and industrial sectors, which more than offset the impact of weaker performance in financials.

The fund’s performance was helped by having five stocks taken over during the annual period. Four of these — Omnicare, Inc., NPS Pharmaceuticals, Inc., Allergan, Inc. and CareFusion Corp. — are health care stocks, which accounts for a large portion of our outperformance within that sector. The fifth, Pall Corp., is an industrial company that provides filtration and fluid control solutions. When discussing the impact of merger and acquisition activity on fund performance, it’s important to keep in mind that we don’t invest with the goal of identifying stocks that are likely to benefit from takeovers. However, we believe the buyouts of multiple portfolio holdings are a natural result of our focus on the types of faster-growing companies that can become attractive targets for corporate buyers at a time of slow global growth.

Our stock picks performed very well within the technology sector, led by our position in Visa, Inc. The company holds a dominant position in the fast-growing market for electronic payments, enabling it to generate robust earnings growth despite the slowing global economy. Fund performance was also helped by our positions in two Internet and data security companies, Palo Alto Networks, Inc. and Avago Technologies Ltd. Corporations are paying greater attention to security in the wake of several high-profile data breaches in recent years, leading many companies to devote a larger percentage of their technology budgets to the types of products and services offered by firms such as Palo Alto and Avago. We believe this helps illustrate how our analysis of potential secular growth themes can help us identify companies with the potential for above-average earnings gains.

In the consumer discretionary sector, the fund’s performance was helped by our positions in companies such as L Brands, Inc. and Home Depot, Inc. that are benefiting from their domestic focus at a time of stronger relative growth in the United States. The athletic apparel maker NIKE, Inc., which reported better-than-expected second-quarter growth across all geographies, was an additional winner for the fund within the sector.

"We continue to find an abundance of stock-specific opportunities in companies that we believe are positioned to benefit from positive product stories and longer-term, secular growth themes."

On the negative side, we lost some ground through our positioning in the energy sector. Energy stocks came under pressure due to the weakness in the prices of oil and natural gas, leading to declines in our investments in stocks such as Anadarko Petroleum Corp., Halliburton Co.,* EOG Resources, Inc. and Pioneer Natural Resources Co.* While we continue to hold a positive view on the energy stocks we hold in the portfolio, we reduced the fund’s weighting in the sector due to the heightened level of risk and the potential for slower earnings growth. The decline in energy prices also weighed on our investment in the rail operator Norfolk Southern Corp., which lost ground due to declining shipments of coal and other energy-related freight. Outside of energy-related stocks, Mead Johnson Nutrition Co. was our most significant detractor for the year. The company, which generates a significant portion of its revenues from China, experienced what we believe is short-term underperformance associated with the broader weakness in virtually all stocks with China exposure. On a longer-term basis, however, we believe that rising incomes across the emerging markets will fuel continued growth in the demand for baby formula.

* Not held in the portfolio as of September 30, 2015.

Outlook and Positioning

With regard to the fund’s positioning, we continue to favor the technology sector, where we see longer-term strength in important growth themes such as mobility, security and cloud computing. We also hold a positive view on the health care sector, as we believe it represents a bright spot of growth in the market. However, we reduced the fund’s weighting in biotechnology stocks during the first half of the 2015 calendar year on the belief that the sector’s strong performance had caused risks to rise. On the other end of the spectrum, we tilted away from market segments — such as utilities and telecommunications — with less attractive growth prospects. We also reduced the fund’s weighting in energy in response to the continued uncertainty regarding the direction of oil prices.

Ten Largest Equity Holdings at September 30, 2015 (23.9% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	3.3%
2. Google, Inc. Provides a Web-based search engine for the Internet	2.8%
3. JPMorgan Chase & Co. Provider of global financial services	2.8%
4. Citigroup, Inc. Diversified financial services holding company	2.6%
5. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	2.5%
6. L Brands, Inc. Operates as a specialty retailer of women's intimate and other apparel, beauty and personal care products and accessories	2.1%
7. NIKE, Inc. Designs, develops and markets athletic footwear, apparel, equipment and accessory products	2.1%
8. Celgene Corp. A global biopharmaceutical company	2.0%
9. Visa, Inc. Operates a retail electronic payments network and manages global financial services	1.9%
10. Capital One Financial Corp. Provider of financial services through its subsidiaries	1.8%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

Given the potential for further disruptions related to events in the emerging markets, we retain a cautious outlook as we move toward year-end. Still, we think the markets may have overshot to the downside during the sell-off of the third calendar quarter. Macroeconomic headwinds have been largely factored into earnings estimates, which leaves room for upside surprises on that front — particularly now that the U.S. dollar appears to have stabilized. The U.S. economy also remains in healthy shape despite the difficulties overseas, highlighted by low unemployment and robust consumer spending. With this as the backdrop, we continue to find an abundance of stock-specific opportunities in companies that we believe are positioned to benefit from positive product stories and longer-term, secular growth themes.

Portfolio Management Team

Owen Fitzpatrick, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1995, served in DB Private Wealth Management from 1995–2004; served as US equity portfolio manager at Citigroup Asset Management from 2004–2007; rejoined Deutsche Asset Management in 2007.

— Portfolio manager for US Large Cap Equity: New York.

— BS, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000.

— Equity Research Analyst from 2001–2009.

— Portfolio Manager for US Large Cap Equities: New York.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Large-blend funds are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large caps. The category returned -2.48%, 11.68% and 5.97% for the 1-, 5- and 10-year periods as of September 30, 2015.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Contribution incorporates both a stock’s total return and its weighting in the fund.

Performance Summary September 30, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	1.67%	13.56%	6.33%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.17%	12.22%	5.70%
Russell 1000® Index†	–0.61%	13.42%	6.95%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	0.70%	12.54%	5.35%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.13%	12.41%	5.35%
Russell 1000® Index†	–0.61%	13.42%	6.95%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
Unadjusted for Sales Charge	0.91%	12.70%	5.52%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.91%	12.70%	5.52%
Russell 1000® Index†	–0.61%	13.42%	6.95%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	1.27%	13.04%	5.96%
Russell 1000® Index†	–0.61%	13.42%	6.95%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/15
No Sales Charges		1.91%	0.73%
Russell 1000® Index†		–0.61%	–2.18%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	1.96%	13.91%	6.69%
Russell 1000® Index†	–0.61%	13.42%	6.95%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/15
No Sales Charges	2.07%	14.02%	6.82%
Russell 1000® Index†	–0.61%	13.42%	6.95%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.89%, 1.77%, 1.66%, 2.41%, 0.48%, 0.59% and 0.53% for Class A, Class B, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche Core Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Equity Fund — Class A ■ Russell 1000 Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through September 30, 2015, which is based on the performance period of the life of Class R6.

† The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/15	$ 23.35	$ 22.23	$ 22.52	$ 23.57	$ 23.58	$ 23.55	$ 23.60
9/30/14	$ 24.56	$ 23.56	$ 23.80	$ 24.76	$ 24.80	$ 24.76	$ 24.80
Distribution Information as of 9/30/15
Income Dividends, Twelve Months	$ .12	$ —	$ —	$ .00*	$ .19	$ .19	$ .21
Capital Gain Distributions, Twelve Months	$ 1.47	$ 1.47	$ 1.47	$ 1.47	$ 1.47	$ 1.47	$ 1.47

* Amount is less than $.005.

Investment Portfolio as of September 30, 2015

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 13.7%
Auto Components 0.7%
BorgWarner, Inc.	561,592	23,356,612
Hotels, Restaurants & Leisure 1.4%
Bloomin' Brands, Inc.	240,363	4,369,799
Brinker International, Inc. (a)	538,893	28,383,494
Las Vegas Sands Corp. (a)	240,153	9,118,610
		41,871,903
Internet & Catalog Retail 1.6%
Amazon.com, Inc.*	96,026	49,154,749
Media 1.9%
Twenty-First Century Fox, Inc. "A" (a)	726,772	19,608,309
Walt Disney Co.	373,477	38,169,349
		57,777,658
Specialty Retail 5.5%
Advance Auto Parts, Inc.	180,741	34,255,842
Dick's Sporting Goods, Inc.	378,607	18,782,693
Home Depot, Inc.	458,651	52,969,604
L Brands, Inc.	718,247	64,735,602
		170,743,741
Textiles, Apparel & Luxury Goods 2.6%
NIKE, Inc. "B"	518,679	63,781,957
VF Corp.	228,459	15,583,188
		79,365,145
Consumer Staples 10.4%
Beverages 1.4%
PepsiCo, Inc.	464,504	43,802,727
Food & Staples Retailing 3.3%
Costco Wholesale Corp. (a)	225,012	32,529,985
Kroger Co.	1,254,008	45,232,068
Rite Aid Corp.*	4,019,711	24,399,646
		102,161,699
Food Products 4.9%
Blue Buffalo Pet Products, Inc.* (a)	38,477	689,123
ConAgra Foods, Inc. (a)	757,062	30,668,582
Mead Johnson Nutrition Co.	567,263	39,935,315
The JM Smucker Co. (a)	254,585	29,045,603
The WhiteWave Foods Co.*	1,232,453	49,482,988
		149,821,611
Personal Products 0.8%
Estee Lauder Companies, Inc. "A"	310,778	25,073,569
Energy 6.4%
Energy Equipment & Services 0.7%
Schlumberger Ltd.	289,774	19,985,713
Oil, Gas & Consumable Fuels 5.7%
Anadarko Petroleum Corp.	616,345	37,221,074
Chevron Corp.	355,536	28,044,680
EOG Resources, Inc. (a)	441,635	32,151,028
Occidental Petroleum Corp. (a)	566,071	37,445,597
Phillips 66	524,334	40,289,824
		175,152,203
Financials 15.3%
Banks 7.0%
Citigroup, Inc.	1,587,802	78,770,857
JPMorgan Chase & Co.	1,432,344	87,330,014
Regions Financial Corp.	5,443,834	49,048,944
		215,149,815
Capital Markets 2.3%
Ameriprise Financial, Inc.	340,807	37,192,268
Bank of New York Mellon Corp.	830,219	32,503,074
		69,695,342
Consumer Finance 1.9%
Capital One Financial Corp.	785,507	56,964,968
Insurance 2.9%
MetLife, Inc.	863,304	40,704,784
Prudential Financial, Inc. (a)	652,620	49,736,170
		90,440,954
Real Estate Investment Trusts 1.2%
Prologis, Inc. (REIT)	984,636	38,302,340
Health Care 15.7%
Biotechnology 4.1%
Celgene Corp.*	558,478	60,410,565
Gilead Sciences, Inc.	451,602	44,342,801
Medivation, Inc.*	507,540	21,570,450
		126,323,816
Health Care Equipment & Supplies 2.1%
Becton, Dickinson & Co.	255,531	33,898,743
St. Jude Medical, Inc.	491,881	31,032,772
		64,931,515
Health Care Providers & Services 2.6%
Cigna Corp.	276,623	37,349,718
HCA Holdings, Inc.*	204,471	15,817,877
McKesson Corp.	139,102	25,738,043
		78,905,638
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	413,462	50,558,133
Pharmaceuticals 5.3%
Allergan PLC*	111,537	30,316,872
Bristol-Myers Squibb Co.	271,069	16,047,285
Merck & Co., Inc.	931,679	46,015,626
Pfizer, Inc.	1,599,133	50,228,767
Shire PLC (ADR)	103,674	21,277,015
		163,885,565
Industrials 10.2%
Aerospace & Defense 2.1%
Boeing Co.	392,023	51,335,412
TransDigm Group, Inc.*	70,485	14,971,719
		66,307,131
Airlines 0.8%
Southwest Airlines Co.	673,459	25,618,380
Electrical Equipment 2.1%
AMETEK, Inc. (a)	852,873	44,622,315
Regal-Beloit Corp.	333,462	18,823,930
		63,446,245
Industrial Conglomerates 3.0%
General Electric Co.	1,947,379	49,112,898
Roper Technologies, Inc.	281,548	44,118,572
		93,231,470
Machinery 0.9%
Parker-Hannifin Corp. (a)	280,701	27,312,207
Road & Rail 1.3%
Norfolk Southern Corp.	513,386	39,222,691
Information Technology 20.1%
Communications Equipment 1.8%
Cisco Systems, Inc.	1,340,949	35,199,911
Palo Alto Networks, Inc.*	107,104	18,421,888
		53,621,799
Internet Software & Services 4.2%
Facebook, Inc. "A"*	476,792	42,863,601
Google, Inc. "C"*	140,454	87,557,333
		130,420,934
IT Services 2.8%
Cognizant Technology Solutions Corp. "A"*	450,107	28,181,199
Visa, Inc. "A" (a)	849,442	59,172,130
		87,353,329
Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	254,001	14,328,196
Avago Technologies Ltd.	181,078	22,636,561
NXP Semiconductors NV*	189,387	16,489,926
		53,454,683
Software 5.0%
Intuit, Inc. (a)	242,967	21,563,321
Microsoft Corp. (a)	1,729,102	76,530,055
Oracle Corp.	965,901	34,888,344
Salesforce.com, Inc.*	320,271	22,236,416
		155,218,136
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	922,229	101,721,858
EMC Corp.	968,668	23,403,019
Western Digital Corp.	188,679	14,988,660
		140,113,537
Materials 3.6%
Chemicals 2.0%
Dow Chemical Co. (a)	568,183	24,090,959
Ecolab, Inc.	344,524	37,801,173
		61,892,132
Containers & Packaging 1.6%
Sealed Air Corp.	1,025,384	48,070,002
Telecommunication Services 1.0%
Wireless Telecommunication Services
T-Mobile U.S., Inc.*	780,298	31,063,663
Utilities 2.4%
Electric Utilities 0.7%
NextEra Energy, Inc.	237,727	23,190,269
Water Utilities 1.7%
American Water Works Co., Inc.	936,061	51,558,240
Total Common Stocks (Cost $2,663,283,686)		3,044,520,264
	Principal Amount ($)	Value ($)

Convertible Bond 0.3%
Consumer Discretionary
Fiat Chrysler Automobiles NV, 7.875%, 12/15/2016 (Cost $7,060,000)	7,060,000	8,374,925
	Shares	Value ($)

Convertible Preferred Stocks 0.2%
Health Care 0.1%
Allergan PLC, Series A, 5.5%	3,900	3,679,494
Industrials 0.1%
Stericycle, Inc., Series A, 5.25%	10,000	1,017,200
Total Convertible Preferred Stocks (Cost $4,900,000)		4,696,694

Securities Lending Collateral 11.6%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $357,266,518)	357,266,518	357,266,518

Cash Equivalents 0.5%
Central Cash Management Fund, 0.12% (b) (Cost $15,899,115)	15,899,115	15,899,115
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,048,409,319)†	111.4	3,430,757,516
Other Assets and Liabilities, Net	(11.4)	(350,587,954)
Net Assets	100.0	3,080,169,562

* Non-income producing security.

† The cost for federal income tax purposes was $3,050,132,369. At September 30, 2015, net unrealized appreciation for all securities based on tax cost was $380,625,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value $520,912,170 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $140,287,023.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2015 amounted to $356,595,320, which is 11.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 3,044,520,264	$ —	$ —	$ 3,044,520,264
Convertible Bond	—	8,374,925	—	8,374,925
Convertible Preferred Stocks (d)	4,696,694	—	—	4,696,694
Short-Term Investments (d)	373,165,633	—	—	373,165,633
Total	$ 3,422,382,591	$ 8,374,925	$ —	$ 3,430,757,516

There have been no transfers between fair value measurement levels during the year ended September 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,675,243,686) — including $356,595,320 of securities loaned	$ 3,057,591,883
Investment in Daily Assets Fund Institutional (cost $357,266,518)*	357,266,518
Investment in Central Cash Management Fund (cost $15,899,115)	15,899,115
Total investments in securities, at value (cost $3,048,409,319)	3,430,757,516
Cash	10,000
Receivable for investments sold	15,250,434
Receivable for Fund shares sold	774,157
Dividends receivable	3,256,380
Interest receivable	462,630
Other assets	39,175
Total assets	3,450,550,292
Liabilities
Payable upon return of securities loaned	357,266,518
Payable for investments purchased	7,575,099
Payable for Fund shares redeemed	3,304,165
Accrued management fee	921,171
Accrued Trustees' fees	13,433
Other accrued expenses and payables	1,300,344
Total liabilities	370,380,730
Net assets, at value	$ 3,080,169,562
Net Assets Consist of
Undistributed net investment income	10,547,620
Net unrealized appreciation (depreciation) on investments	382,348,197
Accumulated net realized gain (loss)	232,915,535
Paid-in capital	2,454,358,210
Net assets, at value	$ 3,080,169,562

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($315,498,004 ÷ 13,509,884 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.35
Maximum offering price per share (100 ÷ 94.25 of $23.35)	$ 24.77

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($514,777 ÷ 23,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.23

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($32,187,883 ÷ 1,429,324 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.52
Class R Net Asset Value, offering and redemption price per share ($671,477 ÷ 28,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.57
Class R6 Net Asset Value, offering and redemption price per share ($894,386 ÷ 37,935 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.58
Class S Net Asset Value, offering and redemption price per share ($2,660,951,723 ÷ 112,968,368 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.55
Institutional Class Net Asset Value, offering and redemption price per share ($69,451,312 ÷ 2,943,438 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2015
Investment Income
Income: Dividends	$ 53,593,856
Interest	453,122
Income distributions — Central Cash Management Fund	20,010
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	140,470
Total income	54,207,458
Expenses: Management fee	11,746,383
Administration fee	3,314,169
Services to shareholders	3,807,973
Distribution and service fees	1,128,763
Custodian fee	38,226
Professional fees	161,754
Reports to shareholders	146,303
Registration fees	118,865
Trustees' fees and expenses	124,515
Other	117,609
Total expenses before expense reductions	20,704,560
Expense reductions	(4)
Total expenses after expense reductions	20,704,556
Net investment income	33,502,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	244,217,610
Change in net unrealized appreciation (depreciation) on investments	(207,709,776)
Net gain (loss)	36,507,834
Net increase (decrease) in net assets resulting from operations	$ 70,010,736

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income (loss)	$ 33,502,902	$ 21,661,172
Net realized gain (loss)	244,217,610	182,234,514
Change in net unrealized appreciation (depreciation)	(207,709,776)	356,795,291
Net increase (decrease) in net assets resulting from operations	70,010,736	560,690,977
Distributions to shareholders from: Net investment income: Class A	(1,617,659)	(1,510,859)
Class R	(31)	—
Class R6	(1,777)	(23)
Class S	(22,176,182)	(21,399,458)
Institutional Class	(632,917)	(732,833)
Net realized gains: Class A	(19,164,347)	(20,044,596)
Class B	(111,702)	(226,992)
Class C	(1,827,030)	(1,809,054)
Class R	(88)	(85)
Class R6	(586)	—
Class S	(164,256,356)	(171,558,816)
Institutional Class	(4,569,012)	(5,931,898)
Total distributions	(214,357,687)	(223,214,614)
Fund share transactions: Proceeds from shares sold	139,241,943	139,159,057
Reinvestment of distributions	200,228,470	207,203,171
Payments for shares redeemed	(367,863,219)	(396,258,186)
Net increase (decrease) in net assets from Fund share transactions	(28,392,806)	(49,895,958)
Increase (decrease) in net assets	(172,739,757)	287,580,405
Net assets at beginning of period	3,252,909,319	2,965,328,914
Net assets at end of period (including undistributed net investment income of $10,547,620 and $1,631,273, respectively)	$ 3,080,169,562	$ 3,252,909,319

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended September 30,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 24.56	$ 22.12	$ 17.87	$ 14.43	$ 14.68
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.10	.30	.17	.14
Net realized and unrealized gain (loss)	.19	3.97	4.27	3.45	(.29)
Total from investment operations	.38	4.07	4.57	3.62	(.15)
Less distributions from: Net investment income	(.12)	(.11)	(.32)	(.18)	(.10)
Net realized gains	(1.47)	(1.52)	—	—	—
Total distributions	(1.59)	(1.63)	(.32)	(.18)	(.10)
Net asset value, end of period	$ 23.35	$ 24.56	$ 22.12	$ 17.87	$ 14.43
Total Return (%)[b]	1.67	19.18	25.81	25.18	(1.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	315	326	299	262	39
Ratio of expenses (%)	.87	.89	.91	.93	.98
Ratio of net investment income (loss) (%)	.76	.42	1.52	1.02	.84
Portfolio turnover rate (%)	38	44	282	302	191
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.
	Years Ended September 30,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 23.56	$ 21.36	$ 17.25	$ 13.94	$ 14.22
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.11)	.13	.02	(.00)*
Net realized and unrealized gain (loss)	.20	3.83	4.11	3.33	(.28)
Total from investment operations	.14	3.72	4.24	3.35	(.28)
Less distributions from: Net investment income	—	—	(.13)	(.04)	—
Net realized gains	(1.47)	(1.52)	—	—	—
Total distributions	(1.47)	(1.52)	(.13)	(.04)	—
Net asset value, end of period	$ 22.23	$ 23.56	$ 21.36	$ 17.25	$ 13.94
Total Return (%)[b]	.70	18.14	24.72	24.08	(1.97)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	4	5	1
Ratio of expenses (%)	1.86	1.77	1.79	1.82	1.89
Ratio of net investment income (loss) (%)	(.26)	(.48)	.70	.12	(.07)
Portfolio turnover rate (%)	38	44	282	302	191
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
	Years Ended September 30,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 23.80	$ 21.55	$ 17.40	$ 14.06	$ 14.32
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	(.08)	.14	.04	.03
Net realized and unrealized gain (loss)	.19	3.85	4.16	3.36	(.28)
Total from investment operations	.19	3.77	4.30	3.40	(.25)
Less distributions from: Net investment income	—	—	(.15)	(.06)	(.01)
Net realized gains	(1.47)	(1.52)	—	—	—
Total distributions	(1.47)	(1.52)	(.15)	(.06)	(.01)
Net asset value, end of period	$ 22.52	$ 23.80	$ 21.55	$ 17.40	$ 14.06
Total Return (%)[b]	.91	18.22	24.90	24.21	(1.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	28	25	21	4
Ratio of expenses (%)	1.64	1.66	1.69	1.70	1.71
Ratio of net investment income (loss) (%)	.00*	(.35)	.73	.26	.11
Portfolio turnover rate (%)	38	44	282	302	191
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
	Years Ended September 30,
Class R	2015	2014	2013	Period Ended 9/30/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.76	$ 22.31	$ 18.02	$ 17.94
Income (loss) from investment operations: Net investment income (loss)[b]	.16	(.03)	.16	.04
Net realized and unrealized gain (loss)	.12	4.00	4.30	.06
Total from investment operations	. .28	3.97	4.46	.10
Less distributions from: Net investment income	(.00)***	—	(.17)	(.02)
Net realized gains	(1.47)	(1.52)	—	—
Total distributions	(1.47)	(1.52)	(.17)	(.02)
Net asset value, end of period	$ 23.57	$ 24.76	$ 22.31	$ 18.02
Total Return (%)[c]	1.27	18.50	24.94	.53**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	671	1	1	1
Ratio of expenses before expense reductions (%)	1.08	2.41	4.82	3.29*
Ratio of expenses after expense reductions (%)	1.08	1.45	1.63	1.63*
Ratio of net investment income (loss) (%)	.63	(.11)	.81	.52*
Portfolio turnover rate (%)	38	44	282	302[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Year Ended 9/30/15	Period Ended 9/30/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 24.80	$ 25.15
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.03
Net realized and unrealized gain (loss)	.22	(.32)
Total from investment operations	.44	(.29)
Less distributions from: Net investment income	(.19)	(.06)
Net realized gains on investment transactions	(1.47)	—
Total distributions	(1.66)	(.06)
Net asset value, end of period	$ 23.58	$ 24.80
Total Return (%)	1.91	(1.16)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	894	10
Ratio of expenses (%)	.52	.48*
Ratio of net investment income (loss) (%)	.85	1.11*
Portfolio turnover rate (%)	38	44[c]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

	Years Ended September 30,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 24.76	$ 22.30	$ 18.01	$ 14.54	$ 14.79
Income (loss) from investment operations: Net investment income (loss)[a]	.26	.17	.37	.23	.20
Net realized and unrealized gain (loss)	.19	4.00	4.30	3.47	(.28)
Total from investment operations	.45	4.17	4.67	3.70	(.08)
Less distributions from: Net investment income	(.19)	(.19)	(.38)	(.23)	(.17)
Net realized gains	(1.47)	(1.52)	—	—	—
Total distributions	(1.66)	(1.71)	(.38)	(.23)	(.17)
Net asset value, end of period	$ 23.55	$ 24.76	$ 22.30	$ 18.01	$ 14.54
Total Return (%)	1.96	19.48	26.20	25.61	(.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,661	2,817	2,564	2,260	2,358
Ratio of expenses (%)	.59	.59	.61	.64	.64
Ratio of net investment income (loss) (%)	1.05	.72	1.82	1.34	1.18
Portfolio turnover rate (%)	38	44	282	302	191
[a] Based on average shares outstanding during the period.
	Years Ended September 30,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 24.80	$ 22.33	$ 18.03	$ 14.56	$ 14.82
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.19	.39	.24	.21
Net realized and unrealized gain (loss)	.21	4.00	4.31	3.48	(.28)
Total from investment operations	.48	4.19	4.70	3.72	(.07)
Less distributions from: Net investment income	(.21)	(.20)	(.40)	(.25)	(.19)
Net realized gains	(1.47)	(1.52)	—	—	—
Total distributions	(1.68)	(1.72)	(.40)	(.25)	(.19)
Net asset value, end of period	$ 23.60	$ 24.80	$ 22.33	$ 18.03	$ 14.56
Total Return (%)	2.07	19.58	26.34[b]	25.70[b]	(.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	80	74	248	32
Ratio of expenses before expense reductions (%)	.54	.53	.55	.55	.53
Ratio of expenses after expense reductions (%)	.54	.53	.54	.54	.53
Ratio of net investment income (loss) (%)	1.10	.79	1.99	1.40	1.29
Portfolio turnover rate (%)	38	44	282	302	191
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Equity Fund (the "Fund") is a diversified series of Deutsche Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended September 30, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax provisions for the open tax years as of September 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 74,193,395
Undistributed long-term capital gains	$ 170,992,810
Net unrealized appreciation (depreciation) on investments	$ 380,625,147

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2015	2014
Distributions from ordinary income*	$ 129,093,571	$ 115,923,238
Distributions from long-term capital gains	$ 85,264,116	$ 107,291,376

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $1,237,318,317 and $1,411,019,661, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.35% of the Fund's average daily net assets.

For the period from October 1, 2014 through September 30, 2015 (through January 31, 2015 for Class R shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Class R	1.55%
Class R6	1.06%
Class S	1.06%
Institutional Class	1.06%

Effective February 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class R shares at 1.56%.

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.20%
Class B	1.95%
Class C	1.95%
Class R	1.45%
Class R6	.95%
Class S	.95%
Institutional Class	.95%

For the year ended September 30, 2015, fees waived and/or expenses reimbursed for Class R were $4.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2015, the Administration Fee was $3,314,169, of which $259,561 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2015
Class A	$ 323,745	$ 50,033
Class B	4,729	646
Class C	30,924	4,393
Class R	57	19
Class R6	83	31
Class S	1,948,543	323,258
Institutional Class	15,331	2,597
	$ 2,323,412	$ 380,977

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended September 30, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2015
Class B	$ 10,072	$ 355
Class C	235,703	19,998
Class R	488	140
	$ 246,263	$ 20,493

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2015	Annual Rate
Class A	$ 801,914	$ 132,782.24%
Class B	3,279	264.24%
Class C	76,857	13,418.25%
Class R	450	284.23%
	$ 882,500	$ 146,748

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2015 aggregated $9,863.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2015, the CDSC for Class B and C shares aggregated $829 and $851, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2015, DDI received $2,018 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,494, of which $7,453 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,808,667	$ 44,723,363	1,541,182	$ 36,020,061
Class B	1,012	23,692	5,599	124,508
Class C	469,762	11,162,053	266,596	6,023,455
Class R	31,710	817,027	—	—
Class R6	71,426	1,824,688	398*	9,999*
Class S	2,676,681	67,358,876	2,904,674	68,126,625
Institutional Class	525,559	13,332,244	1,232,665	28,854,409
		$ 139,241,943		$ 139,159,057
Shares issued to shareholders in reinvestment of distributions
Class A	856,111	$ 19,690,354	923,911	$ 20,548,731
Class B	4,960	108,419	10,249	218,618
Class C	75,009	1,658,439	74,281	1,599,280
Class R	5	120	3.82	85
Class R6	100	2,363	.92*	23*
Class S	7,463,081	173,573,165	7,928,533	178,196,685
Institutional Class	223,001	5,195,610	295,137	6,639,749
		$ 200,228,470		$ 207,203,171
Shares redeemed
Class A	(2,423,251)	$ (60,032,732)	(2,694,381)	$ (63,091,937)
Class B	(75,234)	(1,777,113)	(90,592)	(2,029,999)
Class C	(299,765)	(7,158,177)	(323,168)	(7,316,443)
Class R	(3,286)	(85,798)	—	—
Class R6	(33,990)	(885,170)	—	—
Class S	(10,919,133)	(272,304,551)	(12,092,184)	(285,418,746)
Institutional Class	(1,035,147)	(25,619,678)	(1,602,513)	(38,401,061)
		$ (367,863,219)		$ (396,258,186)
Net increase (decrease)
Class A	241,527	$ 4,380,985	(229,288)	$ (6,523,145)
Class B	(69,262)	(1,645,002)	(74,744)	(1,686,873)
Class C	245,006	5,662,315	17,709	306,292
Class R	28,429	731,349	3.82	85
Class R6	37,536	941,881	398.92*	10,022*
Class S	(779,371)	(31,372,510)	(1,258,977)	(39,095,436)
Institutional Class	(286,587)	(7,091,824)	(74,711)	(2,906,903)
		$ (28,392,806)		$ (49,895,958)

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and Shareholders of Deutsche Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Equity Fund (the "Fund") at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 20, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2015 to September 30, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 942.60	$ 938.40	$ 939.10	$ 942.10	$ 944.00	$ 944.10	$ 944.50
Expenses Paid per $1,000*	$ 4.24	$ 8.99	$ 7.87	$ 5.26	$ 2.53	$ 2.88	$ 2.63
Hypothetical 5% Fund Return	Class A	Class C	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/15	$ 1,020.71	$ 1,015.79	$ 1,016.95	$ 1,019.65	$ 1,022.46	$ 1,022.11	$ 1,022.36
Expenses Paid per $1,000*	$ 4.41	$ 9.35	$ 8.19	$ 5.47	$ 2.64	$ 2.99	$ 2.74

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Core Equity Fund	.87%	1.85%	1.62%	1.08%	.52%	.59%	.54%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.66 per share from net long-term capital gains during its year ended September 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $199,206,000 as capital gain dividends for its year ended September 30, 2015.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $58,918,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Equity Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	108	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	108	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	108	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	108	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	108	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	108	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	108	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	25157M 729	25157M 653	25157M 661	25157M 679	25157M 687
Fund Number	464	664	764	2064	550
For shareholders of Class R and Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	SUWTX	SUWZX
CUSIP Number	25157M 646	25157M 612
Fund Number	1564	1664

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCEF-2
(R-024417-5 11/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Core Equity fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$70,060	$0	$0	$0
2014	$74,220	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Equity Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 27, 2015